FSV P-1

                        SUPPLEMENT DATED AUGUST 14, 2006
                      TO THE PROSPECTUSES DATED MAY 1, 2006
                                       OF
               FRANKLIN SMALL CAP VALUE SECURITIES FUND (THE FUND)
        A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Effective November 1, 2006, each of the Class 1 and Class 2 prospectuses is amended by revising the first paragraph under "Main Investments" to read as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For this Fund small cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $3.5 billion at the time of purchase. Under normal market conditions the Fund invests predominantly in equity securities.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE








FRE P-1

                        SUPPLEMENT DATED AUGUST 14, 2006
                      TO THE PROSPECTUSES DATED MAY 1, 2006
                                       OF
                      FRANKLIN REAL ESTATE FUND (THE FUND)
        A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Each of the Class 1 and Class 2 prospectuses is amended by replacing the description of the team responsible for the management of the Fund with the following:

The Fund is managed by the following dedicated professional focused on investments of companies operating in the real estate sector:

ALEX W. PETERS, CFA
VICE PRESIDENT OF ADVISERS

Mr. Peters has been a manager of the Fund since 2003, and has been with Franklin Templeton Investments since 1992. He has primary responsibility for the investments of the Fund. Mr. Peters has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE